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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

|X|  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                               SSP SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

     (5) Total fee paid:
         _______________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
         _______________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

     (3) Filing Party:
         _______________________________________________________________________

     (4) Date Filed:
         _______________________________________________________________________



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              SUPPLEMENT TO PROXY STATEMENT DATED DECEMBER 5, 2003

                POSTPONEMENT OF ANNUAL MEETING OF STOCKHOLDERS OF
                               SSP SOLUTIONS, INC.

         The 2003 annual meeting of stockholders of SSP Solutions, Inc. has been postponed. The notice of meeting, proxy statement and proxy card that accompany this supplement or were previously provided to you indicate that the meeting was scheduled for 2:00 p.m. on December 19, 2003.

         HOWEVER, THE MEETING HAS BEEN POSTPONED AND WILL BE HELD ON TUESDAY, DECEMBER 23, 2003 AT 1:00 P.M. LOCAL TIME, AT THE MARRIOTT RESIDENCE INN, 2855 MAIN STREET, IRVINE, CALIFORNIA 92614. The following is a revised notice of annual meeting of stockholders reflecting the postponement. All references in the proxy statement and proxy card to the date, time and place of the meeting should be considered to be references to the date, time and place of the postponed meeting.

                             ----------------------

                               SSP SOLUTIONS, INC.
                     17861 CARTWRIGHT ROAD, IRVINE, CA 92614


               REVISED - NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 23, 2003

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of SSP Solutions, Inc., a Delaware corporation, will be held at the Marriott Residence Inn, 2855 Main Street, Irvine, California 92614, on December 23, 2003 at 1:00 p.m. local time for the following purposes:

         (1)      to elect two Class I directors to our board of directors;

         (2) to ratify and approve the adoption of our Second Amended and Restated 1999 Stock Option Plan;

         (3) to ratify and approve the issuance of securities in certain financing transactions;

         (4) to ratify the selection of Haskell & White LLP, independent auditors, to audit our consolidated financial statements for the year ending December 31, 2003; and

         (5) to transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

         Our board of directors has fixed the close of business on November 7, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting.

         A list of stockholders entitled to vote at the meeting will be available for inspection at our executive offices. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or letter from that firm confirming their ownership of shares.

         A proxy card and proxy statement have been provided to you. PLEASE SIGN AND DATE THE PROXY CARD AND RETURN IT PROMPTLY. As described in the proxy statement, the proxy may be revoked at any time prior to its exercise at the meeting.
                                         By Order of the Board of Directors,

                                         /s/ Kris Shah

                                         Kris Shah, Secretary

Irvine, California
December 10, 2003